                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     /X/ Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     / / Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                  VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No Fee Required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
                                * NOVEMBER 1998 *

                                IMPORTANT NOTICE

                         TO VAN KAMPEN AMERICAN CAPITAL
                             EXCHANGE FUND PARTNERS


QUESTIONS
  & ANSWERS

--------------------------------------------------------------------------------
Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q   WHY AM I RECEIVING THIS PROXY STATEMENT?

A   This is the Annual Meeting of Partners. You are being asked to vote on proposals to: 1) elect nine nominees for Managing General Partners, 2) ratify the selection of KPMG Peat Marwick LLP as the independant public accountants for your Fund and 3) approve an amendment to the Fund's Restated Certificate and Agreement of Limited Partnership changing the name of the Fund to Van Kampen Exchange Fund.

Q   WILL MY VOTE MAKE A DIFFERENCE?

A   Yes, your vote is important and will make a difference. We encourage all
Partners to participate in the governance of their Fund.

Q   HOW DO THE MANAGING GENERAL PARTNERS OF THE FUND SUGGEST THAT I VOTE?

A   They recommend that you vote "FOR" each proposal on the enclosed proxy card.


Q   WHO DO I CALL IF I HAVE QUESTIONS?

A   We will be happy to answer your questions about the proxy solicitation.
Please call us at 1-800-341-2929 between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday. (TDD users call 1-800-421-2833.)

                              ABOUT THE PROXY CARD

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF MANAGING General PARTNERS -- mark "For All," "Withhold" or "For All Except"

To withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name on the line below.

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS -- mark "For,"
"Against" or "Abstain

AMENDMENT OF FUND'S NAME -- mark "For," "Against" or "Abstain"

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X] PLEASE MARK                       PROXY
    VOTES AS
    IN THIS            VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND
    EXAMPLE                   ANNUAL MEETING OF PARTNERS



XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                 [SAMPLE LOGO]


                                                                  FOR
                                             FOR                  ALL
                                             ALL      WITHHOLD   EXCEPT
1.  To vote to elect nine Managing           / /       /  /       /  /
    General Partners to serve until
    their respective successors are
    duly elected and qualified.

XXXXXXXXX, XXXXXXXXX, XXXXXXXXXX

    To withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.


    -----------------------------------------


2.  To ratify the selection of KPMG Peat     FOR      AGAINST    ABSTAIN
    Marwick LLP as independent public        / /       /  /       /  /
    accountants.


                                             FOR      AGAINST    ABSTAIN
3.  To approve an amendment changing the     / /       /  /       /  /
    Fund's name to Van Kampen Exchange Fund.



Please be sure to sign and date this Proxy.   Date

Partner sign here                          Co-owner sign here

                          VAN KAMPEN AMERICAN CAPITAL
                                 EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                          NOTICE OF ANNUAL MEETING OF
                                    PARTNERS

                          TO BE HELD DECEMBER 9, 1998

  Notice is hereby given to the Partners of the Van Kampen American Capital Exchange Fund, a California limited partnership ("Fund"), that an Annual Meeting of Partners (the "Meeting"), will be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, December 9, 1998 at 3:30 p.m. for the following purposes:

    1. To elect nine Managing General Partners, each to serve until the next annual meeting of Partners or until a successor is elected and qualified;

    2. To ratify the selection of KPMG Peat Marwick LLP as independent public accountants for the current fiscal year of the Fund;

    3. To approve an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name of the Fund to Van Kampen Exchange Fund; and

    4. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Partners of record at the close of business on October 28, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                              By Order of the Managing General Partners

                              RONALD A. NYBERG
                              Ronald A. Nyberg, Vice President, Principal Legal Officer and Secretary

November   , 1998

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  PARTNERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN SUCH PROXY CARD, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE MANAGING GENERAL PARTNERS RECOMMEND THAT YOU CAST YOUR VOTE:

  - FOR ALL OF THE NOMINEES FOR THE MANAGING GENERAL PARTNERS LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR OF THE FUND.

  - FOR THE APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT OF LIMITED PARTNERSHIP CHANGING THE NAME OF THE FUND TO VAN KAMPEN EXCHANGE FUND.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                   VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND

                        A CALIFORNIA LIMITED PARTNERSHIP

                            2800 POST OAK BOULEVARD
                              HOUSTON, TEXAS 77056
                            TELEPHONE (800) 341-2929

                           ANNUAL MEETING OF PARTNERS

                                DECEMBER 9, 1998

  This proxy statement is furnished in connection with the solicitation by the Managing General Partners of Van Kampen American Capital Exchange Fund, a California limited partnership (the "Fund"), of proxies to be voted at an Annual Meeting of Partners, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday, December 9, 1998, at 3:30 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy
is November   , 1998.

  The primary purpose of the Meeting is to permit the Fund's Partners to elect nine Managing General Partners, ratify the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund's current fiscal year and approve an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name of the Fund to Van Kampen Exchange Fund.

  Participating in the Meeting are holders of units of partnership interest (collectively, the "Shares") of the Fund.

  The Managing General Partners have fixed the close of business on October 28, 1998 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Partners of the Fund on the Record Date will be entitled to one vote per Share with respect to the proposals submitted to the Partners of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT TO A PARTNER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED

TO THE FUND BY CALLING (800) 341-2929 OR BY WRITING TO THE
FUND AT 2800 POST OAK BOULEVARD, HOUSTON, TEXAS 77056.

  [At the close of business on October 28, 1998, there were issued and outstanding 290,699 Shares of the Fund.

  As of October 28, 1998, no person was known by the Fund to own beneficially 5% or more of the Fund's outstanding Shares except as follows:

                                             AMOUNT OF
            NAME AND ADDRESS                OWNERSHIP AT     PERCENTAGE
               OF HOLDER                  OCTOBER 28, 1998   OWNERSHIP
            ----------------              ----------------   ----------
Comerica Bank Detroit &                        45,045          16.02%
Edward Mardigian, Trustees
Helen Mardigian Trust
P.O. Box 75000
Detroit, MI 48275-0001
Richard F. McCarthy &                          15,000           5.33%
Walter R. McCarthy, Trustees
Richard F. McCarthy Trust
540 Indian Mound St. E. 1-D
Wayzata, MN 55391-1745
George O. & Sidney M. Thorson                  14,809           5.26%
A Partnership
P.O. Box 1847
Friday Harbor, WA 98250-1847
Eileen H. Cawley                               14,208          5.05%]
1525 Button Bush Cir.
Palm City, FL 34990-8083

VOTING

  In the election of Managing General Partners (Proposal 1), those persons receiving the highest number of votes cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. Ratification or rejection of the selection of independent public accountants (Proposal 2) shall require a majority vote of the Shares present in person or by proxy at a meeting at which a quorum is present. Approval of the amendment to the Restated Certificate and Agreement of Limited Partnership changing the name of the Fund to Van Kampen Exchange Fund (Proposal 3) shall require the vote of the lesser of (i) a majority of the outstanding Shares, or
(ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present.

  The Managing General Partners recommend that you cast your vote:

  - FOR ALL of the nominees for the Managing General Partners of the Fund listed in the proxy statement.

  - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the current fiscal year of the Fund ending December 31, 1998.

  - FOR the approval of an amendment to the Restated Certificate and Agreement of Limited Partnership changing the name of the Fund to Van Kampen Exchange Fund.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "For" the proposal as to which it is entitled to vote. A Partner who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the Partner has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more other matters does not receive instructions from beneficial owners or does not exercise discretionary authority (a so-called "non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on such other matters. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Partners who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than that mentioned in Proposals 1, 2 and 3 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Partners based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISOR

  Van Kampen Asset Management Inc. serves as investment adviser to the Fund ("Asset Management" or the "Adviser"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios and more than $65 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed end funds (including the Fund) and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Generally, Van Kampen Funds Inc., a wholly owned subsidiary of Van Kampen, has been the sponsor of the funds mentioned above and acts as distributor to such funds. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("MSDW").

------------------------------------------------------------------------------
PROPOSAL 1: ELECTION OF MANAGING GENERAL PARTNERS
------------------------------------------------------------------------------

NOMINATION OF MANAGING GENERAL PARTNERS

  Nine Managing General Partners are to be elected, each to serve until the next annual meeting of Partners and until a successor is elected and qualified. If a Managing General Partner is not reelected, he shall be deemed to have withdrawn from the partnership as a Managing General Partner under the terms of the Agreement. Any newly elected Managing General Partner will be required to acquire Shares of the Fund having a net asset value of at least $5,000 on or before his or her admission as a Managing General Partner. There are eight incumbent nominees for Managing General Partners and Don G. Powell is a new nominee for Managing General Partner. Mr. Powell has previously served as a Managing General Partner for the Fund.

  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Fund, however, has no reason to believe that it will be necessary to designate a substitute nominee.

GENERAL INFORMATION

  The following schedule sets forth certain information regarding each nominee for election as Managing General Partner. All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each of the incumbent nominees has served as a Managing General Partner of the Fund since his election in December 1997.

                  INFORMATION REGARDING NOMINEES FOR ELECTION

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
David C. Arch.....................  Mr. Arch is Chairman and Chief Executive
1800 Swift Drive                    Officer of Blistex Inc., a consumer health
Oak Brook, IL 60523                 care product's manufacturer. Director of
  Age: 53                           Elmhurst College and the Illinois
                                    Manufacturers' Association. Mr. Arch is also
                                    a Trustee of other investment companies
                                    advised by Asset Management, Van Kampen
                                    Management Inc. ("Management Inc.") and Van
                                    Kampen Investment Advisory Corp. ("Advisory
                                    Corp.").
Rod Dammeyer......................  Mr. Dammeyer is Managing Partner of Equity
Two North Riverside Plaza           Group Investments, Inc. (EGI), a company
Suite 1950                          that makes private equity investments in
Chicago, IL 60606                   other companies, and Vice-Chairman and
  Age: 57                           Director of Anixter International Inc., a
                                    value-added provider of integrated
                                    networking and cabling solutions that
                                    support business information and network
                                    infrastructure requirements (employed by
                                    Anixter since 1985). He is also a member of
                                    the Board of Directors of Teletech Holdings
                                    Inc., Lukens, Inc., Metal Management, Inc.,
                                    Stericycle, Inc., Transmedia Network, Inc.,
                                    Jacor Communications, Inc., CNA Surety
                                    Corp., IMC Global Inc. and Antec Corporation
                                    and a member of Kent State University
                                    Foundation. Prior to 1998, Mr. Dammeyer was
                                    a member of the Board of Directors of
                                    Capsure Holdings Corp., Falcon Building
                                    Products, Inc., Revco D.S., Inc., the Chase
                                    Manhattan Corporation National Advisory
                                    Board and Sealy, Inc. Prior to 1997, Mr.
                                    Dammeyer was President, Chief Executive
                                    Officer and a Director of Great American
                                    Management & Investment, Inc., a diversified
                                    manufacturing company. Director of Santa Fe
                                    Energy Resources, Inc., Lomas Financial
                                    Corporation, Santa Fe Pacific Corporation,
                                    Q-Tel, S.A. de C.V. and Servicios
                                    Financieros Quadrum, S.A. Mr. Dammeyer is
                                    also a Trustee of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Howard J Kerr.....................  Mr. Kerr is a Director of Canbra Foods,
736 North Western Ave.              Ltd., a Canadian oilseed crushing, refining,
P.O. Box 317                        processing and packaging operation. Prior to
Lake Forest, IL 60045               1998, Mr. Kerr was the President and Chief
  Age: 62                           Executive Officer of Pocklington
                                    Corporation, Inc., an investment holding
                                    company. Mr. Kerr is a Trustee of other
                                    investment companies advised by Asset
                                    Management, Management Inc. and Advisory
                                    Corp.
Dennis J. McDonnell*..............  Chairman and Chief Executive Officer of the
One Parkview Plaza                  Fund. Executive Vice President and a
Oakbrook Terrace, IL 60181          Director of Van Kampen. President, Chief
  Age: 56                           Operating Officer and a Director of Asset
                                    Management, Advisory Corp., Van Kampen
                                    Advisors Inc., and Management Inc. Prior to
                                    July of 1998, Director and Executive Vice
                                    President of VK/AC Holding, Inc. Prior to
                                    April of 1998, President and a Director of
                                    Van Kampen Merritt Equity Advisors Corp.
                                    Prior to April of 1997, he was a Director of
                                    Van Kampen Merritt Equity Holdings Corp.
                                    Prior to September of 1996, Mr. McDonnell
                                    was Chief Executive Officer and Director of
                                    MCM Group, Inc., McCarthy, Crisanti &
                                    Maffei, Inc. and Chairman and Director of
                                    MCM Asia Pacific Company, Limited and MCM
                                    (Europe) Limited. Prior to July of 1996, Mr.
                                    McDonnell was President, Chief Operating
                                    Officer and Trustee of VSM Inc. and VCJ Inc.
                                    President, Chairman of the Board and Trustee
                                    of other investment companies advised by
                                    Asset Management, Management Inc., and
                                    Advisory Corp.
Steven Muller, Ph.D...............  Dr. Muller is President Emeritus of The
President Emeritus                  Johns Hopkins University. He is a Director
The Johns Hopkins University        of Beneficial Corporation (bank holding
Suite 711                           company) and Millipore Corporation
1619 Massachusetts Avenue, N.W.     (bio-technology). Prior to December of 1997,
Washington, D.C. 20036              Dr. Muller was Chairman of The 21st Century
  Age: 70                           Foundation (public affairs). Prior to May,
                                    1997, Dr. Muller was a Director of BT Alex.
                                    Brown & Sons (investment banking). Dr.
                                    Muller is a Trustee of other investment
                                    companies advised by Asset Management,
                                    Management Inc. and Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Theodore A. Myers                   Mr. Myers is a Senior Financial Advisor (and
550 Washington Avenue               prior to 1997, an Executive Vice President
Glencoe, IL 60022                   and Chief Financial Officer) of Qualitech
  Age: 68                           Steel Corporation, a manufacturer of special
                                    quality bar products as well as iron carbide
                                    (a steel scrap substitute). Mr. Myers is
                                    also a Director of COVA Series Trust of COVA
                                    Financial Life Insurance (formerly known as
                                    Xerox Life). Prior to 1997, Mr. Myers was a
                                    Director of McLouth Steel, and a member of
                                    the Arthur Andersen Chief Financial Officer
                                    Advisory Committee. Mr. Myers is also a
                                    Trustee of other investment companies
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.
Don G. Powell*....................  Chairman and a Director of Van Kampen, Asset
Van Kampen Investments Inc.         Management, Advisory Corp., Van Kampen Funds
2800 Post Oak Boulevard             Inc., and Van Kampen Investor Services Inc.
Houston, TX 77056                   Chairman of River View International Inc.
  Age: 59                           Director or officer of certain other
                                    subsidiaries of Van Kampen. Chairman of the
                                    Board of Governors and the Executive
                                    Committee of the Investment Company
                                    Institute. Prior to July of 1998, Director
                                    and Chairman of VK/AC Holding, Inc. Prior to
                                    November 1996, President, Chief Executive
                                    Officer and a Director of VK/AC Holding,
                                    Inc. Trustee/Director of other funds advised
                                    by Asset Management, Management Inc. and
                                    Advisory Corp.
Hugo F. Sonnenschein..............  Mr. Sonnenschein is President of the
5801 South Ellis Avenue             University of Chicago. Mr. Sonnenschein is a
Suite 502                           member of the Board of Trustees of the
Chicago, IL 60637                   University of Rochester and a member of its
  Age: 57                           investment committee. Prior to July, 1993,
                                    Mr. Sonnenschein was Dean of the School of
                                    Arts and Sciences at the University of
                                    Pennsylvania. Mr. Sonnenschein is a member
                                    of the National Academy of Sciences and a
                                    fellow of the American Academy of Arts and
                                    Sciences. Mr. Sonnenschein is also a Trustee
                                    of other investment companies advised by
                                    Asset Management, Management Inc. and
                                    Advisory Corp.

                                               PRINCIPAL OCCUPATIONS
      NAME, ADDRESS AND AGE                OR EMPLOYMENT IN PAST 5 YEARS
      ---------------------                -----------------------------
Wayne W. Whalen*..................  Partner in the law firm of Skadden, Arps,
333 West Wacker Drive               Slate, Meagher & Flom (Illinois), legal
Chicago, IL 60606                   counsel to certain funds advised by Asset
  Age: 59                           Management, Management Inc. and Advisory
                                    Corp. Trustee/Director of other funds
                                    advised by Asset Management, Management Inc.
                                    and Advisory Corp.

------------------------------------------------------------------------------

* Such Trustees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. McDonnell and Powell are interested persons of the Adviser and the Fund by reason of their positions with the Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

  Mr. McDonnell owns preferred shares in MSAM Holdings II, Inc., a wholly owned subsidiary of MSDW, which in turn are exchangeable for shares of MSDW and has options to purchase shares of MSDW.

OFFICERS OF THE FUND

  The following information relates to the officers of the Fund who are not nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Peter Hegel............  Vice President      Executive Vice President of the Asset
  One Parkview Plaza       since 1996        Management, Management Inc., Advisory
  Oakbrook Terrace,                          Corp. and Van Kampen Advisors Inc.
  IL 60181                                   Prior to July of 1996, Mr. Hegel was a
  Age: 42                                    Director of VSM Inc. Prior to September
                                             of 1996, he was a Director of McCarthy,
                                             Crisanti & Maffei, Inc. Vice President
                                             of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Ronald A. Nyberg.......  Vice President,     Executive Vice President, General
  One Parkview Plaza       Principal Legal   Counsel, Secretary and Director of Van
  Oakbrook Terrace,        Officer and       Kampen. Mr. Nyberg is Executive Vice
  IL 60181                 Secretary         President, General Counsel, Assistant
  Age: 45                  since 1995        Secretary and a Director of Asset
                                             Management, Advisory Corp., Van Kampen
                                             Funds Inc., Van Kampen Advisors Inc.,
                                             Management Inc., Van Kampen Exchange
                                             Corp., American Capital Contractual
                                             Services, Inc. and Van Kampen Trust
                                             Company. Executive Vice President,
                                             General Counsel and Assistant Secretary
                                             of Van Kampen Investor Services Inc.
                                             and River View International Inc.
                                             Director or officer of certain other
                                             subsidiaries of Van Kampen. Director of
                                             ICI Mutual Insurance Co., a provider of
                                             insurance to members of the Investment
                                             Company Institute. Prior to July of
                                             1998, Director and Executive Vice
                                             President, General Counsel and
                                             Secretary of VK/AC Holding, Inc. Prior
                                             to April of 1998, Executive Vice
                                             President, General Counsel and Director
                                             of Van Kampen Merritt Equity Advisors
                                             Corp. Prior to April of 1997, he was
                                             Executive Vice President, General
                                             Counsel and a Director of Van Kampen
                                             Merritt Equity Holdings Corp. Prior to
                                             September of 1996, he was General
                                             Counsel of McCarthy, Crisanti & Maffei,
                                             Inc. Prior to July of 1996, Mr. Nyberg
                                             was Executive Vice President and
                                             General Counsel of VSM Inc. and
                                             Executive Vice President and General
                                             Counsel of VCJ Inc. Vice President and
                                             Secretary of other investment companies
                                             advised by Asset Management, Management
                                             Inc. and Advisory Corp.

                           POSITIONS AND              PRINCIPAL OCCUPATIONS
 NAME, ADDRESS AND AGE   OFFICES WITH FUND             DURING PAST 5 YEARS
 ---------------------   -----------------            ---------------------
Paul R. Wolkenberg.....  Vice President      Executive Vice President and Director
  2800 Post Oak Blvd.      since 1990        of Van Kampen. Executive Vice President
  Houston, TX 77056                          of Asset Management and Van Kampen
  Age: 57                                    Funds Inc. President and a Director of
                                             Van Kampen Investor Services Inc.
                                             President and Chief Operating Officer
                                             of Van Kampen Recordkeeping Services
                                             Inc. Prior to July of 1998, Director
                                             and Executive Vice President of VK/AC
                                             Holding, Inc. Vice President of other
                                             investment companies advised by Asset
                                             Management, Management Inc. and
                                             Advisory Corp.
Edward C. Wood III.....  Vice President      Senior Vice President of Asset
  One Parkview Plaza       since 1996        Management, Advisory Corp., Van Kampen
  Oakbrook Terrace, IL                       and Management Inc. Senior Vice
  60181                                      President and Chief Operating Officer
  Age: 42                                    of the Van Kampen Funds Inc. Vice
                                             President and Chief Financial Officer
                                             of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.
Curtis W. Morell.......  Vice President and  Senior Vice President of the Asset
  2800 Post Oak Blvd.      Chief Accounting  Management and Advisory Corp. Vice
  Houston, TX 77056        Officer           President and Chief Accounting Officer
  Age: 52                  since 1976        of other investment companies advised
                                             by Asset Management, Management Inc.
                                             and Advisory Corp.
John L. Sullivan.......  Vice President,     First Vice President of Van Kampen.
  One Parkview Plaza       Treasurer and     Treasurer of other investment companies
  Oakbrook Terrace,        Chief Financial   advised by Asset Management, Management
  IL 60181                 Officer           Inc. and Advisory Corp.
  Age: 53
Tanya M. Loden.........  Financial Officer   Vice President of Van Kampen,
  2800 Post Oak Blvd.      since 1991        Controller of other investment
  Houston, TX 77056                          companies advised by Asset Management,
  Age: 38                                    Management Inc. and Advisory Corp.

  Each of the nine nominees for Managing General Partner also currently serve as a trustee for 41 other investment companies (the "Fund Complex") that are advised by Asset Management, Management Inc. or Advisory Corp. In addition, Messrs. Powell and Whalen serve as trustee/director for other investment companies advised by Asset Management and Advisory Corp.

  [As of October 28, 1998, the officers and nominees for Managing General
Partner own Shares of the Fund as follows:         ]

REMUNERATION PAID TO MANAGING GENERAL PARTNERS

  The compensation of the officers and Managing General Partners who are affiliated persons (as defined in the 1940 Act) of the Adviser or Van Kampen is paid by the respective entity. The Fund pays the compensation of all other officers and Managing General Partners of the Fund. Funds in the Fund Complex, including the Fund, pay the Managing General Partners and/or Trustees who are not affiliated persons of the Adviser or Van Kampen, an annual retainer in an amount equal to the product of $2,500 multiplied by the number of funds in the Fund Complex, which retainer is allocated among the funds based on the relative net assets of such funds, and $250 per fund per meeting of the Managing General Partners and/or Board of Trustees, as well as reimbursement of expenses incurred in connection with such meetings. Funds in the Fund Complex other than the Fund offer retirement plans to trustees who are not affiliated with the Adviser or Van Kampen. Pursuant to such plans, eligible trustees who have at least ten years of service (including years of service prior to adoption of the retirement plan) and retire at or after attaining the age of 60, are eligible to receive a retirement benefit equal to $2,500 for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Funds in the Fund Complex other than the Fund offer deferred compensation arrangements to trustees who are not affiliated with the Adviser or Van Kampen pursuant to such plans, eligible trustees can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to funds in the Fund Complex selected by the trustee. The deferred compensation plans are not funded and obligations thereunder represent general unsecured claims against the general assets of the funds.

  Additional information on compensation, including estimated compensation payable to Managing General Partners for the Fund's current fiscal year, are shown in Annex A.

STANDING COMMITTEES

  The Managing General Partners met seven times during the last fiscal year. During such fiscal year all Managing General Partners attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served during the period such Managing General Partner served as Managing General Partner.

  The Fund has an Audit Committee which makes recommendations to the Managing General Partners concerning the selection of the Fund's independent accountants, reviews with such independent accountants the scope and results of the annual audits and considers any comments which the independent accountants may have regarding the Fund's financial statements or books of account. The committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers, Muller and Sonnenschein. The Committee held one meeting during the last fiscal year.

PARTNER APPROVAL

  In the election of Managing General Partners, those persons receiving the highest number of votes cast, at a meeting at which a quorum is present in person or by proxy, up to the number of Managing General Partners proposed to be elected, shall be elected as Managing General Partners to serve until the next annual meeting or until their successors are elected and qualified. THE MANAGING GENERAL PARTNERS OF THE FUND RECOMMEND A VOTE "FOR" ALL OF THE NOMINEES.
------------------------------------------------------------------------------
PROPOSAL 2: RATIFICATION OF INDEPENDENT PUBLIC
               ACCOUNTANTS
------------------------------------------------------------------------------

  The Managing General Partners of the Fund, including a majority of the Fund's Managing General Partners who are not "interested persons" of the Fund (as defined by the 1940 Act), have selected the firm of KPMG Peat Marwick LLP, independent public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and should be available to respond to questions from Partners.

PARTNER APPROVAL

  Ratification or rejection of the selection of independent public accountants shall require a majority vote of the Shares present in person or by proxy of a meeting of which a quorum is present. THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.
------------------------------------------------------------------------------
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE RESTATED CERTIFICATE AND AGREEMENT
            OF LIMITED PARTNERSHIP CHANGING THE NAME OF THE FUND TO VAN KAMPEN EXCHANGE FUND
------------------------------------------------------------------------------

  The Restated Certificate and Agreement of Limited Partnership ("Agreement") calls for an amendment of the Agreement in order to change the name of the Fund. The Agreement confers upon the Partners the right to vote their Shares of the Fund with respect to such an amendment.

  It was the recommendation of Van Kampen Investments Inc. to consolidate under the brand name of Van Kampen Funds. The purpose of the amendment to the Agreement is to change the name of the Fund in order to coordinate and simplify its operations under the Van Kampen brand name. Such amendment is subject to ratification by the Partners of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying such amendment to the Agreement.

PARTNER APPROVAL

  Approval of the amendment to the Agreement changing the name of the Fund to Van Kampen Exchange Fund shall require the vote of the lesser of (i) a majority of the outstanding Shares, or (ii) 67% or more of the Shares represented in person or by proxy at a meeting at which a quorum is present. THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE "FOR" RATIFICATION OF THIS PROPOSAL.
------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------

  The Fund will bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement.

  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, internet or personal interview by representatives of the Fund, the Adviser, its affiliates or First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $2,500.
------------------------------------------------------------------------------
PARTNER PROPOSALS
------------------------------------------------------------------------------

  To be considered for presentation at a Partners' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any Partner who wishes to submit proposals for consideration at a meeting of the Fund's Partners should send such proposal to the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056.
------------------------------------------------------------------------------
GENERAL
------------------------------------------------------------------------------

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Partners of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund at 2800 Post Oak Boulevard, Houston, Texas 77056 or Van Kampen Investments Inc. at One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any Partner during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for the Fund may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          RONALD A. NYBERG,
                                          Vice President, Principal Legal
                                          Officer and Secretary

November   , 1998

                                                                         ANNEX A
                            1998 COMPENSATION TABLE

                                                                                          FUND COMPLEX
                                                               ------------------------------------------------------------------
                                                                ESTIMATED AGGREGATE          ESTIMATED               TOTAL
                                        ESTIMATED AGGREGATE    PENSION OR RETIREMENT    AGGREGATE BENEFITS        COMPENSATION
                                         COMPENSATION FROM      BENEFITS ACCRUED AS            UPON                FROM FUND
               NAME(1)                      THE FUND(2)         PART OF EXPENSES(3)        RETIREMENT(4)           COMPLEX(5)
               -------                  -------------------    ---------------------    ------------------        ------------
David C. Arch.........................        $1,967                  $10,861                 $85,000               $160,625
Rod Dammeyer..........................         1,967                   19,532                  85,000                160,625
Howard J. Kerr........................         1,967                   37,215                  85,000                160,625
Steven Muller.........................         1,967                   22,683                       0                160,625
Theodore A. Myers.....................         1,967                   66,530                  85,000                160,625
Hugo F. Sonnenschein..................         1,967                   18,878                  85,000                160,625
Wayne W. Whalen.......................         1,961                   22,126                  85,000                160,375

---------------
(1) Messrs. McDonnell and Powell are each an affiliated person of the Adviser and do not receive compensation from the Fund.

(2) The amounts shown in this column are the estimated aggregate compensation of the Fund for each Managing General Partner for the current fiscal year ending December 31, 1998.

(3) Funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated with the Adviser or Van Kampen. The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by such funds for their respective fiscal years ended in 1998.

(4) Funds in the Fund Complex other than the Fund have adopted retirement plans for trustees who are not affiliated with the Advisor or Van Kampen. The amounts shown in this column represent the sum of the estimated annual benefits payable per year by such funds for each year of the 10-year period commencing in the year of such trustee's anticipated retirement.

(5) The "Fund Complex" currently consists of 42 investment companies (including the Fund) advised by the Adviser or its affiliates that have the same members on each investment company's Board of Trustees and/or Managing General Partner. Amounts shown in this column are accumulated from the Estimated Aggregate Compensation of 42 operating investment companies in the Fund Complex for the year ended December 31, 1998 before deferral under any deferred compensation plan. Funds in the Fund complex other than the Fund have adopted deferred compensation plans for trustees who are not affiliated with the Advisor or Van Kampen. Amounts deferred are retained by the respective fund and earn a rate of return determined by references to the return on the common shares of funds in the Fund Complex (as defined above) as selected by the respective trustee. To the extent permitted by the 1940 Act, the respective fund may invest in securities of the funds selected by the trustees in order to match the deferred compensation obligation. The Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell, Whalen and Powell, the Managing General Partners and/or Trustees are not trustees of other investment companies. Combining the Fund Complex with other investment companies advised by the Adviser or its affiliates, Mr. Whalen is estimated to receive Total Compensation of $285,975 for the year ended December 31, 1998.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

                  Please be sure to sign and date this Proxy.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-

VAN KAMPEN AMERICAN CAPITAL EXCHANGE FUND,             FOR THE ANNUAL MEETING OF
A CALIFORNIA LIMITED PARTNERSHIP                       PARTNERS TO BE HELD ON
PROXY SOLICITED BY THE MANAGING GENERAL PARTNERS       DECEMBER 9th, 1998

The undersigned, revoking previous proxies, hereby appoint(s) Ronald A. Nyberg, Weston B. Wetherell and Nicholas Dalmaso or any one of them, proxies, with full power of substitution, to vote all units of partnership interest of the Fund which the undersigned is entitled to vote at the Annual Meeting of Partners of the Fund to be held at the offices of Van Kampen Investments Inc., One Parkview Plaza, Oakbrook Terrace, Illinois 60181, on Wednesday December 9, 1998 at 3:30 p.m., and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted as recommended by the Managing General Partners, unless otherwise indicated on the reverse side, and in their discretion upon such other matters as may properly come before the Meeting. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              PLEASE SIGN, DATE AND RETURN
                                              PROMPTLY IN ENCLOSED ENVELOPE

                                            Date ______________________, 1998
                                            NOTE: Please sign exactly as your
                                            name appears on this Proxy. When
                                            signing in a fiduciary capacity,
                                            such as executor, administrator,
                                            trustee, attorney, guardian, etc.,
                                            please so indicate. Corporate and
                                            partnership proxies should be
                                            signed by an authorized person
                                            indicating the person's title.
                                            ----------------------------------
                                            |                                |
                                            |                                |
                                            ----------------------------------
                                           Signature(s) (Title(s) if applicable)
                                           WHERE UNITS OF PARTNERSHIP INTEREST
                                           ARE REGISTERED WITH JOINT OWNERS,
                                           ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing-



Please refer to the Proxy Statement discussion of the following matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE MANAGING GENERAL PARTNERS RECOMMEND A VOTE FOR THE FOLLOWING:

PLEASE VOTE BY FILLING IN THE APPROPRIATE BOXES BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL. DO NOT USE RED INK. [ ]

                                                        FOR              FOR ALL
1.  To vote to elect nine managing general partners    ALL    WITHHOLD   EXCEPT
    to serve until their respective successors are
    duly elected and qualified.

       David C. Arch, Rod Dammeyer,                     [  ]   [  ]      [  ]
       Howard J Kerr, Dennis J. McDonnell, Steven
       Muller, Theodore A. Myers, Don G. Powell,
       Hugo F. Sonnenschein, Wayne W. Whalen

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

-----------------------------------------------------
                                                        FOR    AGAINST   ABSTAIN
2.  To ratify the selection of KPMG Peat Marwick LLP
    as independent public accountants.                  [  ]    [  ]       [  ]

3.  To approve the amendment to the restated
    certificate and agreement of limited
    partnership changing the name of the Fund
    to Van Kampen Exchange                              FOR    AGAINST   ABSTAIN
    Fund.                                               [  ]    [  ]       [  ]
